                                                               EXHIBIT 99.1



                 CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Robert B. Mang, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) the Quarterly Report on Form 10-Q for the period ended August 3, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and result of operations of the Galyan's Trading Company, Inc.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Periodic Report.



         Date: September 17, 2002                by: /s/ Robert B. Mang
                                                 ----------------------

                                                 Robert B. Mang
                                                 Chief Executive Officer and
                                                 Chairman of the Company